UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 14, 2006
                Date of Report (Date of earliest event reported)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-4141                 13-1890974
(State or other jurisdiction of (Commission file number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
 __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
 __ Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d- 2(b))
 __ Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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




Item 3.01

On August 11, 2005, The Great Atlantic & Pacific Tea Company, Inc. (the "Company") timely submitted to the New York Stock Exchange ("NYSE") an Annual Chief Executive Officer Certification indicating that the Chief Executive Officer of the Company was not aware of any violation by the Company of the NYSE's corporate governance listing standards. In addition, the Company included as exhibits to its annual report on Form 10-K for the fiscal year ended February 25, 2006 filed on May 9, 2006 certifications of the Company's Chief Executive Officer and Chief Financial Officer certifying the quality of the Company's public disclosure. The Company inadvertently omitted from its 2005 annual report to shareholders, however, a statement required by corporate governance listing standard 303A.12(a) of the NYSE that the Chief Executive Officer Certification was timely submitted to the NYSE and the certifications regarding public disclosure were filed with the Company's most recent 10-K.

On August 8, 2006, the Company advised the NYSE of this inadvertent omission. On the same date, the NYSE verbally advised the Company that the Company could cure this deficiency by filing a Current Report on Form 8-K containing the required disclosure. The required disclosure appears under Item 8.01 of this Report and is incorporated into this Item 3.01 by reference. The Company will include the required disclosure in future annual reports.


Item 8.01

The Company has included as exhibits to its annual report on Form 10-K for the fiscal year ended February 25, 2006, which was filed with the Securities and Exchange Commission, certifications of the Company's Chief Executive Officer and Chief Financial Officer certifying the quality of the Company's public disclosure. On August 11, 2005, the Company timely submitted to the NYSE an Annual Chief Executive Officer Certification indicating that the Chief Executive Officer of the Company was not aware of any violation by the Company of the NYSE's corporate governance listing standards. Such certification was unqualified.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 14, 2006


                                          THE GREAT ATLANTIC & PACIFIC
                                          TEA COMPANY, INC.



                                          /s/   Allan Richards
                                          --------------------
                                          Allan Richards, Sr. Vice President,
                                          Human Resources, Labor Relations
                                          Legal Services & Secretary